First Quarter 2016 Earnings Presentation May 5, 2016

2 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We have recently completed the sale of our recycling and specification alloys and extrusions businesses. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (9) our ability to retain the services of certain members of our management; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

3 FIRST QUARTER OVERVIEW  1Q16 Adjusted EBITDA of $45M  Global Automotive volumes up 23%  Global Aerospace volumes up 20%  Weakening USD negatively impacted EU profitability  Challenging metal spread environment caused by low LME & tight scrap supply  Issued $550M of 9½% Senior Secured Notes due 2021 in April to refinance 7⅝% Notes 1Q Adjusted EBITDA ($M) $45 $55 1Q16 (19%) 1Q151 Underlying fundamentals solid despite $19M of YoY currency and metal headwinds Adjusted EBITDA per ton ($/t) 1Excludes discontinued operations $217 $276 1Q16 1Q151

KEY GLOBAL END USES

		1Q YoY Growth	Aleris Volume Drivers
	Aerospace	20%	▪ Strong demand in both Europe and China ▪ Improving key relationships with strategic partners
	Automotive	23%	▪ EU premium Auto builds up 8%[1] ▪ Continued benefits from lightweighting trends
	Heat Exchanger	4%	▪ Continued healthy demand ▪ EU Auto builds up 7%[1]

[1] IHS Global Insights, 2016

4

5 KEY REGIONAL END USES  Better mix of single family construction1  Solid demand expectation headed into busy season N.A. Building & Construction 2%  Demand normalizing after record year in 2015  Comparison expected to be challenging in 2Q16 as well N.A. Truck Trailer  Strong regional demand; business continuing to gain traction  Second consecutive quarter of YoY growth EU Regional Commercial Plate & Sheet  Strong demand and depot shipments  Reduced import levels  Continued focus to move to more customized bill of material business N.A. Distribution 1Q YoY Growth 9% (22%) 9% Aleris Volume Drivers 1U.S. Department of Housing and Urban Development, April 2016

6 LEWISPORT AUTOMOTIVE EXPANSION UPDATE 2014 2015 2016F $14 $155 $200 ESTIMATED LEWISPORT ABS EXPANSION CAPEX ($M)  Deployed $246M as of 1Q16 for Lewisport ABS expansion  On target for all key milestones  Began cold commissioning of CALP I in March Project remains on target for 2017 shipments 1Q16 $77

7 $55 $6 $5 $12 $3 $5 $2 $9 $45 25 30 35 40 45 50 55 60 65 70 1Q16 Currency/ Translation/ Other Productivity Base Inflation Commodity Inflation Metal Spreads Price Volume/Mix 1Q15 ADJUSTED EBITDA BRIDGE 1Q16 vs. 1Q15 ($M)

8 NORTH AMERICA  Metal spread environment remains challenging; lower scrap availability  Commodity deflation from natural gas prices offset by base inflation  Increased B&C and Distribution demand offset by reduced Truck Trailer volumes Volume (kT) Segment Adjusted EBITDA ($M) 1Q16 Performance 1Q Adjusted EBITDA Bridge ($M) 120120 0% 1Q16 1Q15 $21 $29 1Q16 1Q15 Adj. EBITDA / ton $240 $173 $21 $10 $29 $35 $0 $5 $10 $15 $20 $25 $30 Volume/Mix $1 Price $1 Metal Spreads Commodity Inflation $2 Base Inflation $2 Productivity $0 Other $0 1Q16 1Q15

9 $0.30 $0.35 $1.10 $0.20 $0.25 $1.20 $0.15 $1.15 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 $0.70 Sep 2015 Jun 2015 Mar 2015 Dec 2014 Sep 2014 Jun 2014 Mar 2014 Mar 2016 Dec 2015 METAL UPDATE 1Platts, Aleris Management Analysis, April 2016 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread North America Scrap Spreads1 Year-over-year decline in spreads; lower P1020 prices and limited scrap availability

10 75 82 9% 1Q16 1Q15 EUROPE  Volume increase driven by strong Automotive, Aerospace and Regional Plate & Sheet demand partially offset by unfavorable absorption  Weakening USD negatively impacted profitability  Better rolling margins partially offset by increased reliance on third party slab Volume (kT) Segment Adjusted EBITDA ($M) 1Q16 Performance 1Q Adjusted EBITDA Bridge ($M) $39 $33 $4 $8 $40 $35 $30 $25 $20 $15 $10 $5 $0 $45 Currency/ Translation/ Other Productivity $0 Base Inflation 1Q16 $2 Commodity Inflation $1 Metal Spreads $2 Price Volume/Mix $1 1Q15 $33 $39 1Q16 1Q15 Adj. EBITDA / ton $521 $398

11 4.95.1 (5%) 1Q16 1Q15 ASIA PACIFIC  Fourth consecutive quarter of positive EBITDA  Volume lower due to planned horizontal heat treat outage for capacity expansion  Higher mix of aerospace products more than offset volume decline Volume (kT) Segment Adjusted EBITDA ($M) 1Q16 Performance 1Q Adjusted EBITDA Bridge ($M) $1 ($2) $2.5 $2.0 $1.5 $1.0 $0.5 $0.0 ($0.5) ($1.0) ($1.5) ($2.0) Currency/ Translation/ Other ($1) Productivity $0 Base Inflation $0 Commodity Inflation $0 Metal Spreads $0 Price $0 Volume/Mix $4 1Q15 1Q16 $0.9 ($1.9) 1Q16 1Q15 Adj. EBITDA / ton NM $181

12 METAL HEDGING PRACTICES Robust risk management discipline minimizes commodity price exposures  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $51 $57 $47 $61 $39 $64 $40 $48 (–) Income / (expense) from metal price lag 11 2 9 6 (22) (4) 1 4 Adj. EBITDA as reported $40 $55 $39 $55 $60 $68 $39 $45 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Metal price lag impact on gross profit $14 $25 $9 ($6) ($16) ($24) $0 $11 (+) Realized gains / (losses) on metal derivatives (3) (24) 0 12 (6) 20 1 (7) (Unfavorable) / favorable metal price lag net of realized derivative gains / losses $11 $2 $9 $6 ($22) ($4) $1 $4

13 CASH FLOW AND LTM WORKING CAPITAL Net Cash Flow ($M)1 Total Working Capital Days2,3 77 77 76 74 20% 21%21%21% 50 55 60 65 70 75 80 1Q16 2015 2014 2013 1Reflects cash flows of continuing operations and discontinuing operations as permitted by US GAAP 2Nichols sales and working capital included in 2013 & 2014; See appendix for more detail 3Pro forma for divestitures of Global Recycling and Extrusions businesses  Inventory reduction driving working capital improvement  Continued focus on additional working capital optimization  Operating cash flow benefits from lower aluminum prices and working capital improvements 1Q15 1Q16 Cash provided (used) by Operating Activities ($120) $11 Capital Expenditures (65) (122) Other / Sales Proceeds 518 (0) Net Cash Before Financing $332 ($111) ABL / Senior Notes / Other (218) 109 Net Cash Flow After Financing $114 ($2)

14 3/31/20152 3/31/2016 3/31/2016 PF3 Cash $146 $62 $152 ABL 0 110 110 Notes4 1,000 875 990 Non-Recourse China Loan Facilities4 223 206 206 Other4,5 5 5 5 Net Debt $1,082 $1,134 $1,158 LTM Adjusted EBITDA $188 $212 $212 Net Debt / Adj.EBITDA 5.8x 5.3x 5.5x Net Recourse Debt6 / Adj. EBITDA 4.6x 4.4x 4.5x Secured Debt7 / Adj. EBITDA NM 0.5x 3.1x CAPITAL & LIQUIDITY OVERVIEW Completed refinancing of 2018 Notes Capital Structure ($M) Liquidity Summary ($M) $91 $82 $96 $88 $201 $280 $92 $26 $107 $225 $58-83 2015 $298 2014 $121 $14 2013 $188 $122 2016E 1Q16 $350-$375 2012 $315 $4 Other Growth Maintenance Lewisport ABS Project & Other Upgrades Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $75M, $50M, $43M, $15M in 2012-2015 2Excludes discontinued operations 3Pro forma for issuance of new 9½% Senior Secured Notes in April 2016 4Amounts exclude applicable discounts 5Other excludes $45M of exchangeable notes 6Excludes Non-Recourse China Loan Facilities 7Secured debt includes $110M of outstanding ABL balance and $550M of 2021 Secured Notes 3/31/2015 3/31/2016 3/31/2016 PF3 Cash $146 $62 $152 Availability under ABL Facility 381 317 317 Liquidity $527 $379 $469

15 2Q16 OUTLOOK  Year-over-year performance expected to improve despite negative scrap spreads and foreign currency impacts  Global Automotive and Aerospace volumes expected to exceed prior year  Improved North America B&C and Distribution volumes expected to more than offset lower Truck Trailer volumes  Unfavorable metal spreads, tight scrap supply and a weaker U.S. dollar will continue to impact results  Order patterns for regionally-based Europe plate and sheet products will continue to outpace prior year  AOS expected to drive favorable productivity as operating performance improves

16 APPENDIX

17 1Q ADJUSTED EBITDA RECONCILIATION ($M) 2016 2015 Adjusted EBITDA $44.5 $55.0 Unrealized gains (losses) on derivative financial instruments of continuing operations 9.2 (19.5) Restructuring charges (0.8) (2.9) Unallocated currency exchange gains on debt 0.1 9.8 Stock-based compensation expense (1.7) (2.7) Start-up costs (6.3) (3.8) Favorable metal price lag 3.8 5.6 Other (2.0) (6.3) EBITDA 46.8 35.2 Interest expense, net (18.1) (26.6) (Provision for) benefit from income taxes (8.7) 2.3 Depreciation and amortization (26.3) (36.6) Income from discontinued operations, net of tax — 131.1 Net (loss) income attributable to Aleris Corporation (6.3) 105.4 Net income from discontinued operations attributable to noncontrolling interest — 0.1 Net (loss) income ($6.3) $105.5 For the three months ended March 31,

QUARTERLY ADJUSTED EBITDA RECONCILIATION

($M)

	2014			2015				2016
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Adjusted EBITDA of continuing operations	$ 39.5	$ 55.1	$ 38.5	$ 55.0	$ 60.3	$ 68.2	$ 39.3	$ 44.5
Unrealized (losses) gains on derivative financial instruments of continuing operations	(0.1)	13.7	1.4	(19.5)	15.2	(21.3)	(4.4)	9.2
Impact of recording inventory at fair value through purchase accounting	(3.0)	(2.5)	(2.5)	-	-	-	-	-
Restructuring charges	(0.5)	(0.6)	(1.3)	(2.9)	(4.9)	(1.0)	(1.6)	(0.8)
Unallocated currency exchange (losses) gains on debt	0.2	7.1	4.7	9.8	(1.9)	(4.8)	(2.1)	0.1
Stock-based compensation expense	(4.0)	(2.8)	(2.9)	(2.7)	(2.6)	1.5	(1.0)	(1.7)
Start-up costs	(7.0)	(3.5)	(5.3)	(3.8)	(3.9)	(6.8)	(6.5)	(6.3)
Favorable (unfavorable) metal price lag	11.4	1.9	8.8	5.6	(21.7)	(3.7)	1.2	3.8
Other	(5.9)	(2.6)	(13.9)	(6.3)	(6.8)	(2.8)	(0.1)	(2.0)
EBITDA	30.6	65.8	27.5	35.2	33.7	29.3	24.8	46.8
Interest expense, net	(26.9)	(27.3)	(27.1)	(26.6)	(24.5)	(23.6)	(19.4)	(18.1)
Benefit from income taxes	(0.3)	3.3	126.9	2.3	12.7	1.0	6.8	(8.7)
Depreciation and amortization from continuing operations	(29.2)	(33.6)	(35.3)	(36.6)	(28.7)	(27.7)	(30.9)	(26.3)
Income from discontinued operations, net of tax	8.3	18.2	3.7	131.1	(11.8)	(4.4)	6.1	-
Net (loss) income attributable to Aleris Corporation	(17.5)	26.4	95.7	105.4	(18.6)	(25.4)	(12.6)	(6.3)
Net income (loss) from discontinued operations attributable to noncontrolling interest	0.4	0.2	0.1	0.1	-	-	-	-
Net (loss) income	$ (17.1)	$ 26.6	$ 95.8	$ 105.5	$ (18.6)	$ (25.4)	$ (12.6)	$ (6.3)

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19 1Q16 & 1Q15 ADJUSTED EBITDA RECONCILIATION BY SEGMENT 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2There was no difference between segment income and segment Adjusted EBITDA for this segment ($M) 2016 2015 North America Segment income $24.2 $32.0 Favorable metal price lag (3.4) (3.2) Segment Adjusted EBITDA1 $20.7 $28.8 Europe Segment income $32.9 $41.4 Favorable metal price lag (0.3) (2.4) Segment Adjusted EBITDA1 $32.6 $39.1 Asia Pacific Segment income $0.9 ($1.9) Segment Adjusted EBITDA2 $0.9 ($1.9) For the three months ended March 31,

20 1Q ADJUSTED EBITDA PER TON RECONCILIATION *Result not meaningful 1Finished product shipped excludes slab and billet sales from the Voerde and Koblenz cast houses ($M except per ton values) 2016 2015 Metric tons of finished product shipped: North America 120 120 Europe1 82 75 Asia Pacific 5 5 Intersegment shipments (1) (0) Total metric tons of finished product shipped 205 200 Segment Adjusted EBITDA: North America $20.7 $28.8 Europe 32.6 39.1 Asia Pacific 0.9 (1.9) Corporate (9.7) (11.0) Total Adjusted EBITDA $44.5 $55.0 Segment Adjusted EBITDA per ton shipped: North America $172.9 $239.9 Europe 397.9 520.5 Asia Pacific 180.9 * Aleris Corporation $216.8 $273.4 For the three months ended March 31,

21 WORKING CAPITAL EXCLUDING NICHOLS 84 78 21% 23% 50 55 60 65 70 75 80 85 90 2014 2013 Total Working Capital Days1 1Excludes management estimates of Nichols working capital and sales prior to acquisition